Exhibit 32.2
CERTIFICATION OF
CHIEF FINANCIAL OFFICER
OF
ALLIANCE DATA SYSTEMS CORPORATION
     This certification is provided pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and accompanies the Amendment No. 1 on Form 10-K/A for the year ended December 31, 2005 (the “Form 10-K/A”) of Alliance Data Systems Corporation (the “Registrant”).
     I, Edward J. Heffernan, the Chief Financial Officer of the Registrant certify that to the best of my knowledge:
     (i) the Form 10-K/A fully complies with the requirements of section 13(a) or section 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m(a) or 78o(d)); and
     (ii) the information contained in the Form 10-K/A fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Dated: March 7, 2006

/s/ EDWARD J. HEFFERNAN
	Name:	Edward J. Heffernan
Chief Financial Officer

Subscribed and sworn to before me
this 7th day of March, 2006.

/s/ KELLY VINTON
Name: Kelly Vinton
Title: Notary Public
My commission expires:
March 1, 2008
A signed original of this written statement required by Section 906 has been provided to the Registrant and will be retained by the Registrant and furnished to the Securities and Exchange Commission or its staff upon request.